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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                                October 29, 1996

                          STRATFORD ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


                                   MINNESOTA
                 (State or other jurisdiction of incorporation)

      0-26112                                                     41-1759882
(Commission File No.)                                          (IRS Employer ID)


                      5420 North Service Road, Fifth Floor
                      Burlington, Ontario Canada  L7L 6C7
             (Address of principal executive offices and Zip Code)


                                 (905) 319-6411
              (Registrant's telephone number, including area code)
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ITEM 4.   CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) At its board meeting on October 14, 1996, the Board of Directors of the Registrant engaged Terrence J. Dunne, Certified Public Accountant, as its independent auditor for 1996. Mr. Dunne accepted such engagement on October 15, 1996.

     (b) On October 24, 1996, after a more indepth review of various information, Mr. Dunne decided not to accept the engagement as independent auditor of the Company for the fiscal year ended May 31, 1996. Mr. Dunne gave no other reason for his withdrawal as independent auditor.

     (c) Prior to the foregoing, Mr. Dunne did not furnish any reports on the financial statements of the Company. Mr. Dunne did not furnish any reports that contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Company has requested that Terrence J. Dunne furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Terrence J. Dunne's letter to the Registrant, dated October 24, 1996, is filed as Exhibit 16 to the Form 8-K.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STRATFORD ACQUISITION CORP.



                                By:  /s/ Arthur Smith, President

DATED: October 31, 1996.
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                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
----------              -----------

  EX-16         CHANGE OF CERTIFIED PUBLIC ACCOUNTANT.